EXHIBIT 99.1

Kelly Taylor

Director, Investor Relations

(216) 676-2000

GrafTech Provides Guidance Update

INDEPENDENCE, Ohio – June 29, 2015 – GrafTech International Ltd. (NYSE:GTI) today announced that its EBITDA* and operating cash flow for the first half of 2015 is now expected to be at the low end of the previous guided targeted ranges of $30 million to $40 million each, and could fall slightly below the targeted ranges.

The Company reported that market conditions remain challenging in both the Industrial Materials segment and Engineered Solutions segment. While pricing in the Industrial Materials segment is generally consistent with expectations, volumes remain under pressure due to weak electric arc furnace steel production in its key North American and European markets driven by high steel import levels. In the Engineered Solution segment, sales are also lower than expected as industrial and oil and gas sector demand continues to be weak. Additionally, lower volumes and pricing pressure have affected product sales into the advanced consumer electronics market. In light of these market conditions, the Company will reduce production rates further to align with current market demand.

Update on Convertible Preferred Investment and Tender Offer

As previously announced, GrafTech has agreed to issue $150 million of convertible preferred stock to an affiliate of Brookfield Asset Management (Brookfield) pursuant to an investment agreement. This transaction will close upon receipt of the required regulatory approvals, which are expected to be received in July or early August.

Also, as previously announced, Brookfield has launched a tender offer to acquire up to all of the outstanding shares of GrafTech common stock at a purchase price of $5.05 per share. The tender offer will expire at 12:00 midnight, New York City time, on July 7, 2015, unless extended in accordance with the terms of the merger agreement and the applicable rules and regulations of the Securities and Exchange Commission. Closing of the tender offer is subject to receipt of required regulatory approvals.

About GrafTech

GrafTech International is a global company that has been redefining limits for more than 125 years. We offer innovative graphite material solutions for our customers in a wide range of industries and end markets, including steel manufacturing, advanced energy applications and latest generation electronics. GrafTech operates 18 principal manufacturing facilities on four continents and sells products in over 70 countries. Headquartered in Independence, Ohio, GrafTech employs approximately 2,400 people. For more information, call 216-676-2000 or visit www.GrafTech.com.

Forward-Looking Statements

This news release and related discussions may contain forward-looking statements about such matters as: the proposed tender offer and merger, the conditions to consummation thereof, the terms thereof and related matters; the proposed issuance of convertible preferred stock, the conditions to consummation thereof, the terms of such issuance and preferred stock, the use of proceeds and related matters; the effects of such proposed issuance, tender offer and merger under our equity award and benefit plans and agreements or our credit agreement, senior notes or senior subordinated notes; our outlook for 2015; forecasts; future or targeted operational and financial performance; growth prospects and rates; the markets we serve; future or targeted profitability, cash flow, liquidity, sales, costs and expenses, tax rates, working capital, inventory levels, debt levels, capital expenditures, EBITDA, cost savings and business opportunities and positioning; strategic plans; cost, inventory and supply-chain management; rationalization and related activities; the impact of rationalization, product line changes, cost competitiveness and liquidity initiatives; expected or targeted changes in production capacity or levels, operating rates or efficiency in our operations or our competitors’ or customers’ operations; future prices and demand for our products; product quality; diversification, new products and product improvements and their impact on our business; the integration or impact of acquired businesses; investments, acquisitions, asset sales or divestitures that we may make in the future; possible financing or refinancing (including factoring and supply-chain financing) activities; our customers’ operations, order patterns and demand for their products; the impact of customer bankruptcies; our position in markets we serve; regional and global economic and industry market conditions, including our expectations concerning their impact on us and our customers and suppliers; conditions and changes in the global financial and credit markets; legal proceedings and antitrust investigations; our liquidity and capital resources, including our obligations under our senior subordinated notes that mature in November 2015; tax rates and the effects of jurisdictional mix; the impact of accounting changes; and currency exchange and interest rates and changes therein.

We have no duty to update these statements. Our forecasts, expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. Actual future events, circumstances, performance and trends could differ materially, positively or negatively, due to various factors, including: failure to satisfy the conditions contained in the definitive agreements relating to the proposed issuance, tender offer and merger to consummation thereof, including due to material adverse changes affecting the Company or its prospects or failure to obtain regulatory approvals; litigation in relation to such transactions; events of default occurring or repurchase obligations arising under our credit agreement, senior notes or senior subordinated notes related to the proposed tender offer and merger, or otherwise (including by reason of cross default provisions thereunder); downgrades in the ratings of our senior notes and the requirement to repurchase the senior notes that could arise as a result thereof; restrictions on the conduct of our business in the ordinary course due to provisions under such definitive agreements; failure to achieve cost savings, EBITDA, cash flow or other forecasts, expectations or targets; actual outcome of uncertainties associated with assumptions and estimates used to prepare forecasts, expectations or targets or when applying critical accounting policies and preparing financial statements; failure to successfully develop and commercialize new or improved products; adverse changes in cost, inventory or supply-chain management; limitations or delays on capital expenditures; business interruptions, including those caused by weather, natural disaster or other causes; delays or changes in, or non-consummation of, proposed or planned asset sales, divestitures, investments or acquisitions; failure to successfully integrate or achieve expected synergies, performance or returns expected from any completed investments or acquisitions; inability to protect our intellectual property rights or infringement of intellectual property rights of others; changes in market prices of our securities; changes in our ability to obtain new or refinance existing financing on acceptable terms, or at all; adverse changes in labor relations; adverse developments in legal proceedings or antitrust or other investigations; non-realization of anticipated benefits from, or variances in the cost or timing of, organizational changes, rationalizations and restructurings; loss of market share or sales due to rationalization, product-line changes or pricing activities; negative developments relating to health, safety or environmental compliance, remediation or liabilities; downturns, production reductions or suspensions or other changes in steel, electronics and other markets we or our customers serve; customer or supplier bankruptcy or insolvency events; terrorism or political unrest which adversely impacts us or our customers’ businesses; declines in demand; intensified competition and price or margin decreases; graphite-electrode and needle-coke manufacturing capacity increases; fluctuating market prices for our products, including adverse differences between actual graphite-electrode prices and spot or announced prices; consolidation of steel producers; mismatches between manufacturing capacity and demand; significant changes in our provision for income taxes and effective income-tax rate; changes in the availability or cost of key inputs, including petroleum-based coke or energy; changes in interest or currency-exchange rates; inflation or deflation;

failure to satisfy conditions to government grants; continuing uncertainty over fiscal or monetary policies or conditions in the U.S., Europe, China or elsewhere; changes in fiscal and monetary policy; a protracted regional or global financial or economic crisis; and other risks and uncertainties, including those detailed in our SEC filings, as well as future decisions by us. This news release does not constitute an offer or solicitation as to any securities. References to street or analyst earnings estimates mean those published by First Call.